UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_____ 811-21634_________________________
Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2012

Item 1. Schedule of Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	July 31, 2012
(unaudited)

	Principal Amount	Value
U.S. Treasury Obligations (45.7%)
U.S. Treasury Notes, 0.50%, 7/31/17	$28,900,000	$28,772,434

TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,782,657)		28,772,434

Repurchase Agreements+ (51.9%)
Deutsche Bank Securities, Inc., 0.12%, 8/1/12, dated 7/31/12, with a repurchase price of $14,976,050 (Collateralized by $15,290,000 of various Federal Home Loan Bank Securities, 0.15%╪–0.25%, 1/23/13-4/10/13, total value $15,284,637)	14,976,000	14,976,000
HSBC Securities (USA), Inc., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $5,347,015 (Collateralized by $5,163,000 of various U.S. Government Agency Obligations, 0.70%–3.00%, 2/5/2014-5/15/15, total value $5,456,050)	5,347,000	5,347,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $5,347,015 (Collateralized by $5,200,700 U.S. Treasury Notes, 2.63%, 6/30/14, total value $5,454,232)	5,347,000	5,347,000
UBS Securities, LLC, 0.12%, 8/1/12, dated 7/31/12, with a repurchase price of $2,138,007 (Collateralized by $2,184,000 Federal National Mortgage Association, 0.74%, 6/26/15, total value $2,184,000)	2,138,000	2,138,000
UMB Bank, N.A., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $4,872,014 (Collateralized by $4,859,100 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 0.50%–2.02%, 8/28/13-1/31/17, total value $4,973,410)	4,872,000	4,872,000

TOTAL REPURCHASE AGREEMENTS (Cost $32,680,000)		32,680,000

TOTAL INVESTMENT SECURITIES (Cost $61,462,657) — 97.6%		61,452,434
Net other assets (liabilities) — 2.4%		1,452,451

NET ASSETS — 100.0%		$62,904,885

+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At July 31, 2012, the aggregate amount held in a segregated account was $5,790,000.
╪	Represents the effective yield or interest rate in effect at July 31, 2012.

	Contracts	Unrealized Appreciation/ (Depreciation)
Futures Contracts Purchased
5-Year U.S. Treasury Note Futures Contracts expiring 10/1/12 (Underlying notional amount at value $20,844,992)	167	$108,449

See accompanying notes to schedules of portfolio investments

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	July 31, 2012
(unaudited)

Credit Default Swap Agreements - Sell Protection(a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2012(b)	Notional Amount(c)		Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 18	5.00%	6/20/17	5.84%	$19,503,000	**	$(504,848)	$(653,152)	$148,304
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 18	5.00%	6/20/17	5.84%	11,880,000	**	(307,522)	(522,535)	215,013
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 18	5.00%	6/20/17	5.84%	14,850,000	**	(407,502)	(524,452)	116,950
CDX North America High Yield Index Swap Agreement with UBS AG; Series 18	5.00%	6/20/17	5.84%	18,711,000	**	(484,347)	(831,291)	346,944
						$(1,704,219)	$(2,531,430)	$827,211

*	As of July 31, 2012, the CDX North America High Yield Index included securities which had defaulted and represented 1% of the Index.
**	Reflects the notional amount after the default of securities.
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to schedules of portfolio investments

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	July 31, 2012
(unaudited)

	Principal Amount	Value
Repurchase Agreements+ (43.8%)
Deutsche Bank Securities, Inc., 0.12%, 8/1/12, dated 7/31/12, with a repurchase price of $373,001 (Collateralized by $390,000 Federal Home Loan Bank, 0.25%, 4/10/13, total value $390,502)	$373,000	$373,000
HSBC Securities (USA), Inc., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $132,000 (Collateralized by $137,000 Federal National Mortgage Association, 0.70%, 5/15/15, total value $137,312)	132,000	132,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $132,000 (Collateralized by $128,500 U.S. Treasury Notes, 2.63%, 6/30/14, total value $134,764)	132,000	132,000
UBS Securities LLC, 0.12%, 8/1/12, dated 7/31/12, with a repurchase price of $52,000 (Collateralized by $56,000 Federal National Mortgage Association, 0.74%, 6/26/15, total value $56,000)	52,000	52,000
UMB Bank, N.A., 0.10%, 8/1/12, dated 7/31/12, with a repurchase price of $128,000 (Collateralized by $128,800 U.S. Treasury Notes, 0.88%, 1/31/17, total value $130,723)	128,000	128,000

TOTAL REPURCHASE AGREEMENTS (Cost $817,000)		817,000

TOTAL INVESTMENT SECURITIES (Cost $817,000) — 43.8%		817,000
Net other assets (liabilities) — 56.2%		1,049,483

NET ASSETS — 100.0%		$1,866,483

+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At July 31, 2012, the aggregate amount held in a segregated account was $368,000.

	Contracts	Unrealized Appreciation/ (Depreciation)
Futures Contracts Sold
5-Year U.S. Treasury Note Futures Contracts expiring 10/1/12 (Underlying notional amount at value $1,622,664)	13	$996

See accompanying notes to schedules of portfolio investments

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	July 31, 2012
(unaudited)

Credit Default Swap Agreements - Buy Protection(a)

Underlying Instrument*	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at July 31, 2012(b)	Notional Amount(c)		Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 18	5.00%	6/20/17	5.84%	$297,000	**	$7,688	$9,343	$(1,655)
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 18	5.00%	6/20/17	5.84%	792,000	**	20,501	43,202	(22,701)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 18	5.00%	6/20/17	5.84%	396,000	**	10,251	8,663	1,588
CDX North America High Yield Index Swap Agreement with UBS AG; Series 18	5.00%	6/20/17	5.84%	396,000	**	10,251	9,653	598
						$48,691	$70,861	$(22,170)

*	As of July 31, 2012, the CDX North America High Yield Index included securities which had defaulted and represented 1% of the Index.
**	Reflects the notional amount after the default of securities.
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the references entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to schedules of portfolio investments

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying schedules of portfolio investments relate to the series of the Trust included in this form (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: Investor Class and Service Class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its schedules of portfolio investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of schedules of portfolio investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

A Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the "Advisor"). Repurchase agreements are subject to the seller’s agreement to repurchase securities purchased by a Fund at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds invest in repurchase agreements jointly. Each Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral, which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

The investments of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Derivative Instruments

Each Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund invests primarily in derivatives and money market instruments that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. The Access Flex Bear High Yield Fund invests primarily in derivatives and money market instruments that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. As of July 31, 2012, the Funds held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet each Fund's investment objective.

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Swap Agreements

As of July 31, 2012, the Funds held credit default swaps. The Access Flex High Yield Fund primarily employs credit default swaps in order to obtain high yield exposure. The Access Flex Bear High Yield Fund primarily employs credit default swaps in order to obtain inverse high yield exposure.

In a credit default swap (“CDS”) the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Access Flex High Yield Fund is usually a net seller of CDSs and the Access Flex Bear High Yield Fund is usually a net buyer of CDSs.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

The Funds will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. A Fund will only enter into swap agreements with counterparties that meet the Fund’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are currently exempt from most provisions of the Commodity Exchange Act, as amended (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. On February 9, 2012, the CFTC adopted amendments to its rules that will likely require the Advisor to register as a "commodity pool operator," and certain Funds and the Advisor would be subject to regulation under the CEA. These amendments may affect the ability of the Funds to use swap agreements (as well as futures contracts, options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this report, the ultimate impact of the CFTC amendments on the Funds is uncertain. It is possible, however, that the amendments may adversely affect the Advisor's ability to manage the Funds, may impair the Funds' ability to achieve their investment objective and/or may result in reduced returns to Fund investors.

As noted above, the Funds may enter into CDSs for investment purposes. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporation, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Funds expect to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Futures Contracts and Related Options

The Funds may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of July 31, 2012, the Funds held bond futures contracts.

A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions. The extent of a Fund's loss from an unhedged short position in a futures contract is potentially unlimited.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity pool operator and trading advisor under the CEA. Therefore, as of the date of this report, neither the Trust nor the Advisor is subject to the registration and regulatory requirements of the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that will likely affect the ability of the Funds to continue to claim this exclusion. If the Funds were no longer able to claim the exclusion, the Advisor would be required to register as a commodity pool operator, and the Funds and the Advisor would be subject to regulation under the CEA. These amendments may affect the ability of the Funds to use as futures contracts, options on futures contracts or commodities (as well as swap agreements) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this report, the ultimate impact of the CFTC amendments on the Funds is uncertain. It is possible, however, that the amendments may adversely affect the Advisor's ability to manage the Funds, may impair the Funds' ability to achieve their investment objective and/or may result in reduced returns to Fund investors.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Investment Transactions

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Funds’ financial statements disclosures.

3.	Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust's Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the quarter ended July 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of July 31, 2012, based upon the three levels defined above, is included in the table below:

			LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access Flex High Yield Fund
U.S. Treasury Obligations	$-	$-	$28,772,434	$-	$28,772,434	$-
Repurchase Agreements	-	-	32,680,000	-	32,680,000	-
Futures Contracts	-	108,449	-	-	-	108,449
Swap Agreements	-	-	-	827,211	-	827,211

Total	$-	$108,449	$61,452,434	$827,211	$61,452,434	$935,660

Access Flex Bear High Yield Fund
Repurchase Agreements	$-	$-	$817,000	$-	$817,000	$-
Futures Contracts	-	996	-	-	-	996
Swap Agreements	-	-	-	(22,170)	-	(22,170)

Total	$-	$996	$817,000	$(22,170)	$817,000	$(21,174)

^ Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4.	Investment Risks

Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

Risks Associated with the Use of Derivatives

The Funds use investment techniques, such as investing in derivatives (including investing in credit default swaps, futures contracts and similar instruments), that may be considered aggressive. Because a Fund’s investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose a Fund to potentially dramatic changes (losses or gains) in the value of the instruments. The use of derivatives and aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Credit Default Swap Risk

The Access Flex Bear High Yield Fund will normally be a net ‘‘buyer’’ of CDSs and the Access Flex High Yield Fund will normally be a net ‘‘seller’’ of CDSs. When a Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the full notional value of a defaulted reference obligation and take delivery from the Fund of such obligation. Since CDSs may be physically settled, the Fund may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. When a Fund is a net ‘‘seller’’ of an unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to pay the full notional value of a defaulted reference obligation and take delivery from the counterparty of such obligation. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which a Fund invests or in the reference obligations subject to the CDSs. As a result, a Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS depending on whether an active market exists for them, the lack of pricing transparency and the risk that the CDSs utilized by a Fund perform in a manner that does not correlate to the high yield market (with respect to the Access Flex High Yield Fund) or does not correlate inversely to the high yield market (with respect to the Access Flex Bear High Yield Fund) or perform in other ways that are not expected. A Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for the CDSs, a Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a CDS may increase a Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS. Investing in CDSs may be considered an aggressive investment technique.

Active Investor Risk

The Funds permit short-term trading of its securities. The Advisor expects a significant portion of assets invested in the Funds to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for a Fund. In addition, large movements of assets into and out of a Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Counterparty Risk

The Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Funds. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Fund may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of July 31, 2012, the collateral posted for swap agreements by counterparties consisted of U.S. treasury securities and cash.

In the normal course of business, the Funds enter into International Swap Dealers Association, Inc. (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require a Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If a Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Funds invest, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation (or inverse correlation) with the total return of the high yield market.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

Exposure to Debt Instrument Risk

Each Fund seeks exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may have to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by or guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

High Yield Risk

Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund's performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to a Fund.

5.	Federal Income Tax Information

At July 31, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex High Yield	$61,462,657	$-	$(10,223)	$(10,223)
Access Flex Bear High Yield	817,000	-	-	-

6.	Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments

July 31, 2012 (unaudited)

To the extent Lehman fails to pay the Fund in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Fund for any such losses. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of this outstanding receivable on the Fund’s financial statements. Accordingly, no loss is expected to be realized by the Fund. The outstanding swap agreement balance due from Lehman in the Access Flex Bear High Yield Fund as of July 31, 2012, was $925,069 and is included in “net other assets (liabilities).”

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a- 3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access OneTrust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	September 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	September 20, 2012

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	September 20, 2012